UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 30, 2017, Global Marine Systems Limited (“GMSL”), an indirect subsidiary of HC2 Holdings, Inc. (the “Company”), consummated the previously announced transaction contemplated by a Business Purchase Agreement (the “BPA”) and a Warranty and Indemnity Agreement, in each case by and among Fugro N.V., a public limited liability company incorporated in the Netherlands (“Fugro”), GMSL and Global Marine Holdings LLC (“GMHL”), an indirect subsidiary of the Company and an indirect parent company of GMSL. Pursuant to the BPA, GMSL acquired the trenching and cable laying business ("Furrow") of Fugro (the “Acquisition”), consisting of, among other things, 19 employees, one vessel, two trenching systems and two work class remotely operated vehicles ("ROV") and working capital.

On November 30, 2017, the Company filed a Current Report on Form 8-K (the "Original Form 8-K") reporting the closing of the Acquisition. This Form 8-K/A amends the Original Form 8-K to make publicly available certain historical financial information of the acquired business and unaudited pro forma financial information of the Company reflecting the Acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. The historical and pro forma financial statements are filed as Exhibits 99.1, 99.2, and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Combined and carve-out financial statements of Furrow as of and for the years ended December 31, 2016 and 2015, and the notes related thereto.

Condensed combined and carve-out financial statements of Furrow, as of September 30, 2017 and for the nine month periods ended September 30, 2017 and 2016 (Unaudited), and the notes related thereto.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of HC2 Holdings, Inc. as of September 30, 2017, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the nine months ended September 30, 2017 and 2016, and the notes related thereto.

(c) Exhibits

Item No.	Description
23.1	Consent of Ernst & Young Accountants LLP as independent auditor of Furrow
99.1	Furrow Combined and Carve-out Financial Statements as of and for the years ended December 31, 2016 and 2015
99.2	Furrow Condensed Combined and Carve-out Interim Financial Statements as of and for the nine month periods ended September 30, 2017 and 2016
99.3	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer